UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  April 25, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-01               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-1. pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee .

     On April 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on April 25, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 28, 2002

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 April 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1        844,793,000.00    842,994,238.29    6,460,018.92   1,223,161.22    7,683,180.14     0.00      0.00    836,534,219.37
A_2        292,707,000.00    291,380,937.46    2,957,001.40     425,294.76    3,382,296.16     0.00      0.00    288,423,936.06
M_1         50,050,000.00     50,050,000.00            0.00      97,187.37       97,187.37     0.00      0.00     50,050,000.00
M_2         39,000,000.00     39,000,000.00            0.00     110,992.92      110,992.92     0.00      0.00     39,000,000.00
M_3         31,200,000.00     31,200,000.00            0.00     142,527.67      142,527.67     0.00      0.00     31,200,000.00
P                  100.00            100.00            0.00      83,210.46       83,210.46     0.00      0.00            100.00
R                    0.00              0.00            0.00           0.00            0.00     0.00      0.00              0.00
TOTALS   1,257,750,100.00  1,254,625,275.75    9,417,020.32   2,082,374.40   11,499,394.72     0.00      0.00  1,245,208,255.43

AIO      1,300,000,000.00  1,297,432,363.17            0.00   2,532,571.12    2,532,571.12     0.00      0.00  1,288,775,306.72
O           42,249,900.00     42,807,087.42            0.00           0.00            0.00     0.00      0.00     43,567,051.28
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1       66987XCD5       997.87076632    7.64686606  1.44788276      9.09474882       990.22390026         A_1     1.685000 %
A_2       66987XCE3       995.46965894   10.10225721  1.45297092     11.55522813       985.36740174         A_2     1.695000 %
M_1       66987XCF0     1,000.00000000    0.00000000  1.94180559      1.94180559     1,000.00000000         M_1     2.255000 %
M_2       66987XCG8     1,000.00000000    0.00000000  2.84597231      2.84597231     1,000.00000000         M_2     3.305000 %
M_3       66987XCH6     1,000.00000000    0.00000000  4.56819455      4.56819455     1,000.00000000         M_3     5.305000 %
P         66987XCK9     1,000.00000000    0.00000000       ##              ##        1,000.00000000         P       0.000000 %
TOTALS                    997.51554442    7.48719505  1.65563445      9.14282950       990.02834938

AIO       66987XCJ2       998.02489475    0.00000000  1.94813163      1.94813163       991.36562055         AIO     2.266824 %
O            N/A        1,013.18789914    0.00000000  0.00000000      0.00000000     1,031.17525201         O       0.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Chris Curti
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-5437
                              Fax: (212) 946-8552
                          Email: Chris.curti@chase.com



                               REMIC Available Funds - Group I                                                       10,493,041.13
                               REMIC Available Funds - Group II                                                       4,299,982.24

Sec. 4.03(a)(i)                Distributions of Principal

                                                     Class A-1                                                        6,460,018.92
                                                     Class A-2                                                        2,957,001.40
                                                     Class M-1                                                                0.00
                                                     Class M-2                                                                0.00
                                                     Class M-3                                                                0.00
                                                     Class P                                                                  0.00

Sec. 4.03(a)(ii)               Distributions of Interest

                                                     Class A-1                                                        1,223,161.22
                                                     Class A-2                                                          425,294.76
                                                     Class M-1                                                           97,187.37
                                                     Class M-2                                                          110,992.92
                                                     Class M-3                                                          142,527.67
                                                     Class AIO                                                        2,532,571.12
                                                     Class O                                                                  0.00
                                                     Class P - Prepay Penalty                                            83,210.46

Sec. 4.03(a)(iii)              Pool Balances

                                                     Group I Beginning Pool Balance                                 804,121,034.49
                                                     Group I Ending Pool Balance                                    798,182,346.18
                                                     Group II Beginning Pool Balance                                278,076,087.80
                                                     Group II Ending Pool Balance                                   275,357,719.66
                                                     Total Beginning Pool Balance                                 1,082,197,122.29
                                                     Total Ending Pool Balance                                    1,073,540,065.84

Sec. 4.03(a)(iv)               Mortgage Loan Information as of Determination Date

                                     Number of Mortgage Loans                                                               7,728
                                     Aggregate Principal Balance of Mortgage Loans                               1,073,540,065.84
                                     Beginning Weighted Average Mortgage Rate                                            7.7584 %
                                     Number of Subsequent Mortgage Loans Added during Prepayment Period                        0
                                     Balance of Subsequent Mortgage Loans Added during Prepayment Period                    0.00
                                     Balance of Pre-Funding Account                                                215,235,240.88

Section 4.03(a)(v) A           Group I and Group II Loans Delinquent

                                         Group 1
                                                                                   Principal
                                         Period                Number                Balance              Percentage
                                        30-59 days                     15             1,725,048.66                  0.22 %
                                        60-89 days                      2               262,541.43                  0.03 %
                                        90+days                         2               337,041.12                  0.04 %
                                            Total                      19             2,324,631.21                  0.29 %
                                         Group 2
                                                                                   Principal
                                         Period                Number                Balance              Percentage
                                        30-59 days                      6               698,638.35                  0.25 %
                                        60-89 days                      1                50,313.40                  0.02 %
                                        90+days                         1                31,549.93                  0.01 %
                                         Total                          8               780,501.68                  0.28 %

Sec. 4.03 (a)(v) B             Group I and Group II Loans in Foreclosure


                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                               15            1,674,803.62                  0.21 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                6              288,938.17                  0.10 %

Sec. 4.03(a)(v) C              Group I and Group II Loans in REO
                                                      Group 1
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %
                                                      Group 2
                                                                           Principal
                                                      Number               Balance                Percentage
                                                                0                    0.00                  0.00 %

Sec. 4.03(a)(vi)               Principal Prepayments

                                                     Group I Prepayments                                               5,000,799.18
                                                     Group II Prepayments                                              2,415,220.25


Sec. 4.03 (a)(vii)             Realized Losses

                                                     Group I Current Period Realized Losses                                    0.00
                                                     Group I Cumulative Realized Losses                                       51.33
                                                     Group II Current Period Realized Losses                                   0.00
                                                     Group II Cumulative Realized Losses                                       0.00

Sec. 4.03 (a)(ix)              Unpaid Interest Shortfall Amounts

                                                     Unpaid Interest Shortfall - A-1                                           0.00
                                                     Unpaid Interest Shortfall - A-2                                           0.00
                                                     Unpaid Interest Shortfall - M-1                                           0.00
                                                     Unpaid Interest Shortfall - M-2                                           0.00
                                                     Unpaid Interest Shortfall - M-3                                           0.00
                                                     Unpaid Interest Shortfall - AIO                                           0.00

Sec. 4.03 (a)(x)               Prepayment Interest Shortfalls not covered by the Servicer                                      0.00

Sec. 4.03 (a)(xi)              Credit Enhancement Percentage                                                                15.07 %

Sec. 4.03 (a)(xii)             Available Funds Cap Carryforward Amount

                                                     Available Funds Cap Carryforward Amount - A-1                             0.00
                                                     Available Funds Cap Carryforward Amount - A-2                             0.00
                                                     Available Funds Cap Carryforward Amount - M-1                             0.00
                                                     Available Funds Cap Carryforward Amount - M-2                             0.00
                                                     Available Funds Cap Carryforward Amount - M-3                             0.00
                                                     Remaining Available Funds Cap Carryforward Amount - A-1                   0.00
                                                     Remaining Available Funds Cap Carryforward Amount - A-2                   0.00
                                                     Remaining Available Funds Cap Carryforward Amount - M-1                   0.00
                                                     Remaining Available Funds Cap Carryforward Amount - M-2                   0.00
                                                     Remaining Available Funds Cap Carryforward Amount - M-3                   0.00


Sec. 4.03 (a)(xiii)            REMIC Pass-Through Rates

                                                     REMIC Pass-Through Rate - A-1                                         1.6850 %
                                                     REMIC Pass-Through Rate - A-2                                         1.6950 %
                                                     REMIC Pass-Through Rate - M-1                                         2.2550 %
                                                     REMIC Pass-Through Rate - M-2                                         3.3050 %
                                                     REMIC Pass-Through Rate - M-3                                         5.3050 %
                                                     REMIC Pass-Through Rate - AIO                                         2.2668 %
                                                     Next REMIC Pass-Through Rate - A-1                                    1.7000 %
                                                     Next REMIC Pass-Through Rate - A-2                                    1.7100 %
                                                     Next REMIC Pass-Through Rate - M-1                                    2.2700 %
                                                     Next REMIC Pass-Through Rate - M-2                                    3.3200 %
                                                     Next REMIC Pass-Through Rate - M-3                                    5.3200 %

Sec. 4.03 (a)(xiv)             Supplemental Interest Payment

                                                     Supplemental Interest Payment - A-1                                       0.00
                                                     Supplemental Interest Payment - A-2                                       0.00
                                                     Supplemental Interest Payment - M-1                                       0.00
                                                     Supplemental Interest Payment - M-2                                       0.00
                                                     Supplemental Interest Payment - M-3                                  16,389.01

Sec. 4.03 (a)(xv)              Swap Notional Amount and the Underwritten Certificates Principal Balance

                                                     Underwritten Certificates Principal Balance                   1,245,208,255.43
                                                     Swap Notional Amount                                            800,000,000.00
                                                     Difference                                                      445,208,255.43
                                                     Funds paid to Swap Counterparty                                     755,718.75

Sec. 4.03 (a)(xvi)             Overcollateralization Amounts

                                                     Required Overcollateralization Amount                            45,500,000.00
                                                     Overcollateralization Amount                                     43,567,051.29

Sec. 4.03 (a)(xvi)             Excess Cashflow                                                                           759,963.87

                                    Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

